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                                                                      Exhibit 2C


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 1, 2000 accompanying the consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) in Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-41814) on Form S-6 and related prospectus of Separate Account A of The Manufacturers Life Insurance Company (U.S.A.).





Philadelphia, Pennsylvania

November 9, 2000



Ernst & Young LLP